                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this  Registration  Statement of
NYFIX,  Inc. on Form S-3 of our report  relating to the financial  statements of
NYFIX  Millennium  L.L.C.  dated  February  22, 2002  appearing in Form 8-K/A of
NYFIX,  Inc.  filed April 17, 2002, and to the reference to us under the heading
"Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Stamford, Connecticut
January 13, 2003